UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2023
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305		45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis,	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 15, 2023, the Board of Directors of Post Holdings, Inc. (the “Company”) approved the amendment and restatement of the Company’s Amended and Restated Bylaws (as amended and restated, the “sixth Amended and Restated Bylaws”), effective January 15, 2023. The sixth Amended and Restated Bylaws revised the advance notice window for a shareholder to provide notice of the nomination of a director in Article II, Section 1(d) from not less than 120 days nor more than 150 days prior to the first anniversary of the prior year’s annual meeting to not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting.
The foregoing description of the sixth Amended and Restated Bylaws is only a summary of the revisions made to the Company’s Amended and Restated Bylaws, does not purport to be complete and is qualified in its entirety by reference to the sixth Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and a marked copy of which showing the amendments is filed as Exhibit 3.2 hereto, which is incorporated herein by reference.
As a result of the adoption of the sixth Amended and Restated Bylaws, the dates by which shareholders must notify the Company in order to nominate a director for the 2024 annual meeting of shareholders, which were previously disclosed in the Company’s Definitive Proxy Statement filed with the United States Securities and Exchange Commission (the “SEC”) on December 5, 2022, have been adjusted. Under the sixth Amended and Restated Bylaws, to be considered at the 2024 annual meeting of shareholders, a shareholder’s nomination of a director must generally be received by the Company’s corporate secretary between September 28, 2023 and October 28, 2023. Any such notice also must comply with the requirements set forth in the sixth Amended and Restated Bylaws and applicable law, including the rules and regulations promulgated by the SEC.
Item 5.08.    Shareholder Director Nominations.
To the extent applicable, the information set forth in Item 5.03 of this Form 8-K is incorporated by reference into this Item 5.08.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Post Holdings, Inc., effective January 15, 2023
3.2	Amended and Restated Bylaws of Post Holdings, Inc., marked to show amendments, effective January 15, 2023
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2023	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

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